Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)

the quarterly report on Form 10-Q of MarilynJean Interactive Inc. for the period ended March 31, 2013 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)

information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of MarilynJean Interactive Inc.

Date: May 15, 2013

/s/Jason Carvalho
By: Jason Carvalho
Chief Executive Officer, President and Director
(Principal Executive Officer)

/s/Filip Stoj
By: Filip Stoj
Chief Financial Officer, Treasurer, Secretary and Director
(Principal Financial Officer and
Principal Accounting Officer)